Guggenheim Variable Funds Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Supplement Dated January 31, 2023

to the currently effective Summary Prospectus dated May 1, 2022, as may be supplemented from time to time, for Series E (Total Return Bond Series) (the “Fund”)

This supplement provides updated information beyond that contained in the Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Effective immediately, Evan L. Serdensky is added as a portfolio manager of the Fund. Accordingly, the table in the section of the Summary Prospectus entitled “Management of the Fund” is deleted in its entirety and replaced as follows to include Mr. Serdensky:

Name*	Experience with the Fund	Primary Title with Investment Manager
Anne B. Walsh	Since 2012	Managing Partner, Chief Investment Officer and Portfolio Manager

Steven H. Brown	Since 2016	Chief Investment Officer, Total Return and Macro Strategies, and Senior Managing Director and Portfolio Manager

Adam J. Bloch	Since 2016	Managing Director and Portfolio Manager

Evan L. Serdensky	Since January 2023	Director and Portfolio Manager

*	Each portfolio manager is primarily responsible for the day-to-day management of the Fund.

Please Retain This Supplement for Future Reference

VTUSIB-SUP-0123x0523